Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans

(12) Employee Benefit Plans

(a) Pension and Retiree Health and Life Insurance Benefit Plans

Essentially all of our employees are enrolled in a qualified defined contribution pension plan. The plan is 100% funded by Genworth. We make annual contributions to each employee’s pension plan account based on the employee’s age, service and eligible pay. Employees are vested in the plan after three years of service. In addition, certain employees also participate in non-qualified defined contribution plans and in qualified and non-qualified defined benefit pension plans. The plan assets, projected benefit obligation and accumulated benefit obligation liabilities of these defined benefit pension plans were not material to our consolidated financial statements individually or in the aggregate. As of December 31, 2011 and 2010, we recorded a liability related to these benefits of $58 million and $39 million, respectively. We recognized a decrease in OCI of $17 million in 2011 and an increase in OCI of less than $1 million in 2010.

We provide retiree health benefits to domestic employees hired prior to January 1, 2005 who meet certain service requirements. Under this plan, retirees over 65 years of age receive a subsidy towards the purchase of a Medigap policy, and retirees under 65 years of age receive medical benefits similar to our employees’ medical benefits. In December 2009, we announced that eligibility for retiree medical benefits will be limited to associates who are within 10 years of retirement eligibility as of January 1, 2010. This resulted in a negative plan amendment which will be amortized over the average future service of the participants. We also provide retiree life and long-term care insurance benefits. The plans are funded as claims are incurred. As of December 31, 2011 and 2010, the accumulated postretirement benefit obligation associated with these benefits was $80 million and $74 million, respectively, which we accrued in other liabilities in the consolidated balance sheets. We recognized a decrease in OCI of $2 million in 2011 and an increase in OCI of $3 million in 2010.

Our cost associated with our pension, retiree health and life insurance benefit plans was $27 million, $39 million and $40 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(b) Savings Plans

Our domestic employees participate in qualified and non-qualified defined contribution savings plans that allow employees to contribute a portion of their pay to the plan on a pre-tax basis. We match these contributions, which vest immediately, up to 6% of the employee’s pay. In December 2010, we announced employees hired on or after January 1, 2011 will not vest immediately in Genworth matching contributions but will fully vest after two complete years of service. One option available to employees in the defined contribution savings plan is the ClearCourse® variable annuity option offered by certain of our life insurance subsidiaries. The amount of deposits recorded by our life insurance subsidiaries in 2011 and 2010 in relation to this plan option was $1 million for each year. Employees also have the option of purchasing a fund which invests primarily in Genworth stock as part of the defined contribution plan. Our cost associated with these plans was $19 million, $13 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(c) Health and Welfare Benefits for Active Employees

We provide health and welfare benefits to our employees, including health, life, disability, dental and long-term care insurance. Our long-term care insurance is provided through our group long-term care insurance business. The premiums recorded by these businesses related to these benefits were insignificant during 2011, 2010 and 2009.